SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 15, 2002

Commission File Number 33-82034

INDIANTOWN COGENERATION, L.P.
(Exact name of co-registrant as specified in its charter)

                                                            Delaware                                                                                     52-1722490
                                                (State or other jurisdiction of                                     (I.R.S. Employer Identification Number)
                                                incorporation or organization)

INDIANTOWN COGENERATION, FUNDING CORPORATION
(Exact name of co-registrant as specified in its charter)

                                                            Delaware                                                                                     52-1889595
                                                (State or other jurisdiction of                                     (I.R.S. Employer Identification Number)
                                                incorporation or organization)

7500 Old Georgetown Road, 13th Floor
Bethesda, Maryland 20814-6161
(Registrants' address of principal executive offices)

(301) 718-6800
(Registrants' telephone number, including area code)

Item 4. Change in Registrant's Certifying Accountant.

         On May 15, 2002, Indiantown Cogeneration, Limited Partnership, and its subsidiary, Indiantown Cogeneration Funding Corporation, chose Ernst & Young LLP to replace Arthur Andersen LLP as their certifying accountants. None of Arthur Andersen’s reports contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The change in accountant was made by the President and Chief Executive Officer of the registrants.

Item 7. Exhibits

        c) Exhibits:

      Exhibit
        No.                                  Description

        16                   Letter re: change of accountant dated May 15, 2002.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized

                                                Indiantown Cogeneration, L.P.
                                                (Co-Registrant)

Date:   May 15, 2002                            ______________________________
                                                Thomas E. Legro
                                                Vice President and
                                                Principal Accounting Officer

                                                Indiantown Cogeneration Funding
                                                Corporation
                                                (Co-Registrant)

Date:   May 15, 2002                             _____________________________
                                                 John R. Cooper
                                                 Senior Vice President and
                                                 Chief Financial Officer